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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 14, 2000
                                                        -----------------


                                 JUDGE.com, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


       Pennsylvania                  0-21963                  23-1726661
       ------------                  -------                  ----------
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)


        Two Bala Plaza, Suite 405, Bala Cynwyd, Pennsylvania    19004
        ----------------------------------------------------    -----
            (Address of principal executive offices)         (Zip code)

        Registrant's telephone number, including area code: 610-667-7700
                                                            ------------

                              THE JUDGE GROUP, INC.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 5.  Other Events

                  Effective February 14, 2000, the registrant changed its name from "The Judge Group, Inc." to "JUDGE.com, Inc." This name change is further described in the press release dated January 17, 2000, a copy of which has been filed as an exhibit to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1 Press Release dated January 17, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           JUDGE.COM, INC.


                                           By:  /s/ Martin E. Judge, Jr.
                                                ------------------------
                                                Martin E. Judge, Jr.
                                                Chief Executive  Officer

Date:  February 14, 2000